Quarterly Holdings Report
for

Fidelity Advisor® Communications Equipment Fund

April 30, 2019

AFDC-QTLY-0619
1.800324.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 101.6%
	Shares	Value
Communications Equipment - 96.0%
Communications Equipment - 96.0%
Acacia Communications, Inc. (a)	13,217	$765,000
Applied Optoelectronics, Inc. (a)(b)	6,873	86,050
Arista Networks, Inc. (a)	7,581	2,367,470
CalAmp Corp. (a)	11,597	169,432
Ciena Corp. (a)	22,382	858,574
Cisco Systems, Inc.	163,396	9,142,007
CommScope Holding Co., Inc. (a)	68,601	1,699,933
Comtech Telecommunications Corp.	10,897	256,406
EchoStar Holding Corp. Class A (a)	10,735	427,790
Extreme Networks, Inc. (a)	55,073	440,584
F5 Networks, Inc. (a)	11,638	1,826,002
Finisar Corp. (a)	24,448	589,441
Harmonic, Inc. (a)	31,657	179,179
Infinera Corp. (a)	25,437	110,397
InterDigital, Inc.	5,130	335,451
Juniper Networks, Inc.	31,078	863,036
Lumentum Holdings, Inc. (a)	19,307	1,196,455
Motorola Solutions, Inc.	12,171	1,763,700
NETGEAR, Inc. (a)	2,116	65,659
NetScout Systems, Inc. (a)	28,236	830,138
Nokia Corp. sponsored ADR (b)	513,982	2,713,825
Plantronics, Inc.	10,661	548,828
Quantenna Communications, Inc. (a)	13,621	331,671
Sierra Wireless, Inc. (a)	74,100	992,277
Sonus Networks, Inc. (a)	40,084	214,850
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	380,178	3,763,762
Ubiquiti Networks, Inc. (b)	6,850	1,167,583
ViaSat, Inc. (a)	18,706	1,698,879
Viavi Solutions, Inc. (a)	52,002	691,627
		36,096,006
Diversified Telecommunication Services - 0.5%
Alternative Carriers - 0.5%
Vonage Holdings Corp. (a)	20,500	199,260
Electronic Equipment & Components - 2.1%
Electronic Components - 2.1%
Casa Systems, Inc. (a)	488	4,680
Corning, Inc.	24,700	786,695
		791,375
Media - 0.8%
Cable & Satellite - 0.8%
Comcast Corp. Class A	6,530	284,251
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
Qorvo, Inc. (a)	200	15,122
Skyworks Solutions, Inc.	200	17,636
		32,758
Software - 2.1%
Application Software - 1.6%
Pivotal Software, Inc.	27,200	590,240
Systems Software - 0.5%
Symantec Corp.	7,700	186,417

TOTAL SOFTWARE		776,657

Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Tufin Software Technologies Ltd.	400	8,968
TOTAL COMMON STOCKS
(Cost $29,316,640)		38,189,275

Money Market Funds - 5.7%
Fidelity Cash Central Fund, 2.49% (c)	306,246	306,307
Fidelity Securities Lending Cash Central Fund 2.49% (c)(d)	1,856,531	1,856,716
TOTAL MONEY MARKET FUNDS
(Cost $2,163,023)		2,163,023
TOTAL INVESTMENT IN SECURITIES - 107.3%
(Cost $31,479,663)		40,352,298
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(2,749,005)
NET ASSETS - 100%		$37,603,293

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,500
Fidelity Securities Lending Cash Central Fund	5,016
Total	$14,516

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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